                               CONTRACT OF SALE


This contract is made on this 1st day of June, 1995, between RUTTER AND WILBANKS
                              ---
CORPORATION, a Texas corporation of P.O. Box 3186, Midland, Texas, hereinafter referred to as "Rutter" and TRANS ENERGY, INC., a Nevada corporation of P.O. Box 393, Saint Marys, West Virginia, hereinafter referred to as "TRG". For the sum of Ten dollars ($10.00) and other valuable consideration in hand paid by TRG, Rutter agrees to sell and TRG agrees to buy certain oil and gas leases, engineering studies, core hole data, maps, technical data and various reports, plus one producing gas well, all located in Lincoln District, Tyler County, West Virginia, all of the above being listed on Exhibit A, attached hereto. The sale price is $72,500 payable to Rutter before July 31, 1995. Rutter will deliver an eighty per cent (80%) net revenue interest in all the leases involved.

TRG will be purchasing all of the data and leases acquired by Rutter from Tetra Systems, a terminated Colorado corporation and also, all of the leases presently held by Rutter in Tyler County, West Virginia. Consideration for this transaction must be in TRG check payable to Rutter and Wilbanks Corporation at their office address, or by wire transfer to Texas Commerce Bank N.A., Midland, Texas, ABA #118000609, for deposit to the account of Rutter and Wilbanks Corporation, Account #05101010956.

This is the complete Agreement among the parties executing this Contract of Sale this 1st day of June, 1995.
     ---

                                        RUTTER AND WILBANKS CORPORATION


                                        By:  /s/ A.W. Rutter, Jr.
                                           ------------------------------------
                                           A.W. Rutter, Jr., Vice President


                                        TRANS ENERGY CORPORATION


                                        By: /s/ Loren E. Bagley
                                           ------------------------------------
                                          Printed Name: Loren E. Bagley
                                                       ------------------------
                                          Title: President
                                                -------------------------------

STATE OF VERMONT
         --------
COUNTY OF CHITTENDEN
          ----------

        BEFORE ME, a Notary Public in and for said County and State, on this day personally appeared A. W. RUTTER, JR., known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said RUTTER AND WILBANKS CORPORATION, a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of May, 1995.
                                                    --        ---

                                             /s/ Marlene C. Mansfield
                                        ----------------------------------------
                                        Notary Public
                                        Printed Name:  Marlene C. Mansfield
                                                     ---------------------------
                                        My Commission Expires: Feb 10 1999
                                                              ------------------


STATE OF WEST VIRGINIA
         -------------
COUNTY OF PLEASANTS
          ---------

        BEFORE ME, a Notary Public in and State, on this day personally appeared Loren E. Bagley known to me to be the person and officer whose name is
---------------
subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Trans Energy, Inc. a Nevada corporation, and that he
                    -----------------    ------
executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 1st day of June, 1995.
                                                    ---        ----

                                        /s/ Sherryl A. Lowther
                                        ----------------------------------------
                                        Notary Public
                                        Printed Name:  Sherryl A. Lowther
                                                     ---------------------------
                                        My Commission Expires: February 11, 1997
                                                              ------------------

[SEAL OF WEST VIRGINIA NOTARY PUBLIC APPEARS HERE]

                                   EXHIBIT A

(ATTACHED TO CONTRACT OF SALE DATED JUNE _____, 1995, BETWEEN RUTTER AND WILBANKS CORPORATION, AS GRANTOR, AND TRANS ENERGY, INC., AS GRANTEE)

Exhibit A contains the following listed interests, except that Rutter and Wilbanks Corporation retains an overriding royalty of .075 on all oil and gas produced form lands covered under such interests:

1. Oil and Gas Lease dated November 15, 1991, from Henry E. McCoy et al, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 286, Tyler County Commission, W. Virginia.

2. Oil and Gas Lease dated November 15, 1991, from Trudy Branch, as single woman, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 315, Tyler County Commission, W. Virginia.

3. Oil and Gas Lease dated November 15, 1991, from Stealey Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 458, Tyler County Commission, W. Virginia.

4. Oil and Gas Lease dated November 15, 1991, from John Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 307, Tyler County Commission, W. Virginia.

5. Oil and Gas Lease dated November 15, 1991, from Henry E. McCoy et al, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 291, Tyler County Commission, W. Virginia.

6. Oil and Gas Lease dated November 15, 1991, from John Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 300, Tyler County Commission, W. Virginia.

7. Oil and Gas Lease dated November 15, 1991, from Trudy Branch, as single woman, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 311, Tyler County Commission, W. Virginia.

8. Oil and Gas Lease dated November 15, 1991, from Stealey Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 454, Tyler County Commission, W. Virginia.

9. Oil and Gas Lease dated November 15, 1991, from Robert Wright et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease

EXHIBIT A - Page 2 (Attached to Contract of Sale Dated June _____, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

      recorded in Deed Book 294 at Page 3, Tyler County Commission, W. Virginia.

10. Oil and Gas Lease dated November 15, 1991, from R. E. Samples et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 7, Tyler County Commission, W. Virginia.

11. Oil and Gas Lease dated November 15, 1991, from Charles A. Wynne et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 424, Tyler County Commission, W. Virginia.

12. Oil and Gas Lease dated November 15, 1991, from Ruby D. Henderson et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 633, Tyler County Commission, W. Virginia.

13. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 640, Tyler County Commission, W. Virginia.

14. Oil and Gas Lease dated November 15, 1991, from Cornelia Boreman Graham et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 421, Tyler County Commission, W. Virginia.

15. Oil and Gas Lease dated November 15, 1991, from Evelyn Boreman Parks et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 11, Tyler County Commission, W. Virginia.

16. Oil and Gas Lease dated November 15, 1991, from William M. Boreman et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 450, Tyler County Commission, W. Virginia.

17. Oil and Gas Lease dated November 15, 1991, from F. A. Fonner et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 417, Tyler County Commission, W. Virginia.

18. Oil and Gas Lease dated November 15, 1991, from Robert L. Skinner, a single man, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 303, Tyler County Commission, W. Virginia .

EXHIBIT A - Page 3 (Attached to Contact of Sale Dated June _____, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

19. Oil and Gas Lease dated November 15, 1991, from John D. Kiper, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 414, Tyler County Commission,
      W. Virginia.

20. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 661, Tyler County Commission, W. Virginia.

21. Oil and Gas Lease dated November 15, 1991, from Grace H. Thoenen, a single woman, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 278, Tyler County Commission, W. Virginia.

22. Oil and Gas Lease dated November 15, 1991, from Grace V. Thoenen, a single woman, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 626, Tyler County Commission, W. Virginia.

23. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 644, Tyler County Commission, W. Virginia.

24. Oil and Gas Lease dated November 15, 1991, from Ann C. Sands, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 282, Tyler County Commission,
      W. Virginia.

25. Oil and Gas Lease dated November 15, 1991, from George J. Grimm et ex, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 681, Tyler County Commission, W. Virginia.

26. Oil and Gas Lease dated November 15, 1991, from W. Harold Parks, as his separate property, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 630, Tyler County Commission, W. Virginia.

27. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 648, Tyler County Commission, W. Virginia.

EXHIBIT A - Page 4 (Attached to Contract of Sale Dated June _____, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

28. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et al, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 656, Tyler County Commission, W. Virginia.

29. Oil and Gas Lease dated November 15, 1991, from Kathryn Spencer, as her separate property, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 637, Tyler County Commission, W. Virginia.

30. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 665, Tyler County Commission, W. Virginia.

31. Oil and Gas Lease dated November 15, 1991, from Henry E. McCoy et al, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the city limits of Sistersville, Lincoln District, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 295 at Page 547, Tyler County Commission, W. Virginia.

32. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 652, Tyler County Commission, W. Virginia.

33. Oil and Gas Lease dated November 15, 1991, from Gilbert Jamieson et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 678, Tyler County Commission, W. Virginia.

34. Oil and Gas Lease dated November 15, 1991, from David E. Harrington et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 295, Tyler County Commission, W. Virginia.

35. Oil and Gas Lease dated November 15, 1991, from Harry L. Webb et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in Lincoln and Union Districts, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 701, Tyler County Commission, W. Virginia.

36. Oil and Gas Lease dated November 15, 1991, from Joseph M. Pope et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 301 at Page 275, Tyler County Commission, W. Virginia.

EXHIBIT A - Page 5 (Attached to Contract of Sale Dated June _____, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

37. Oil and Gas Lease dated November 15, 1991, from Robert Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 653, Tyler County Commission, W. Virginia.

38. Interests acquired by Rutter and Wilbanks Corporation from Sancho Oil and Gas, covering all that certain 40 acres in the form of a circle around the well known as the Ingraham #1, this well being part of that certain oil and gas lease between F. R. Wells, to C. R. Pevel, recorded August 21, 1891, in Book 16 at Page 311, Tyler County Lease Records, West Virginia.

39. Interests acquired by Rutter and Wilbanks Corporation in assignment dated May 14, 1992, from Tetra Systems, Inc., recorded in Book 297 at Page 52, covering interest in 478 acres from F. R. Wells, as Grantor, to C. R. Duel, as Grantee, in assignment dated August 21, 1891, recorded in Book 16 at Page 311 and interest in 452 acres from e. Wells, as Grantor, to J. S. Appel, as Grantee, in assignment dated November 22, 1889, recorded in Book 16 at Page 295, all in records of Tyler County, West Virginia.

40. Oil and Gas Lease dated November 15, 1991, from Chauncey V. Mobberly et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, more fully described in Lease recorded in Book 140 at Page 630, Record of Monroe County, Ohio.

                                       5